THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL OR OTHER EVIDENCE IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

K'S MEDIA

Warrant No. 2008-1B                                                                                             Number of Shares: 1,666,667
Warrant Issuance Date:  July 17, 2008

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., EASTERN TIME,

ON THE EXPIRATION DATE

FOR VALUE RECEIVED, K’s Media, a Nevada corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth herein, at any time commencing on the date hereof but no later than 5:00 p.m., Eastern Standard Time, on the date that is five (5) years following the earlier of (a) the date a registration statement including the Warrant Stock (defined below) is declared effective by the United States Securities and Exchange Commission; or (b) the date the holder of Warrant Stock may transfer the Warrant Stock without application of the volume limitations set forth in Rule 144 of the Securities Act of 1933, as amended (the “Expiration Date”), to Fu, SongYang (the “Initial Holder”), or his registered assigns (the Initial Holder or his registered assigns, the “Registered Holder”), under the terms as hereinafter set forth, One Million Six Hundred Sixty Six Thousand Six Hundred Sixty Seven (1,666,667) fully paid and non-assessable shares of the Company’s Common Stock, par value $0.00001 per share (the “Warrant Stock”), at a purchase price per share of $9.00 (the “Purchase Price”), pursuant to the terms and conditions set forth in this warrant (the “Warrant”).  The number of shares of Warrant Stock to be so issued and the Purchase Price are subject to adjustment in certain events as hereinafter set forth.  All dollar amounts stated herein are in United States Dollars.

1.	Exercise of Warrant.

(a)
This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate to the Registered Holder in writing, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.  The Purchase Price may be paid by cash, check, wire transfer, or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

(b)
Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.  At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

(c)
As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within thirty (30) business days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer and other taxes) may direct:

(i)	a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii)
in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

2.	Transfers.

(a)
Unregistered Security.  Each Registered Holder acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer, or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect; (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration or qualification is not required; or (iii) other evidence satisfactory to the Company in its sole discretion that such registration or qualification is not required.  Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.  In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Registered Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

(b)
Transferability.  Subject to the provisions of Section 2(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c)
Warrant Register.  The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.  Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

3.
Reservation of Shares.  Subject to approval of the holders of the Company’s capital stock to authorize an increase in the Company’s authorized capital stock, the Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant.  The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant, upon payment therefor, will be duly authorized and will, upon issuance and against payment of the exercise price, be validly issued, fully paid, and non-assessable, free from all taxes, liens, charges and preemptive rights with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4.
Cash in Lieu of Fractional Shares.  No fractional shares will be issued in connection with any exercise hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall round the number of shares of Common Stock deliverable upon exercise of this Warrant to the nearest whole number of shares; provided that the maximum number of shares of Common Stock issuable upon exercise of this Warrant, regardless of rounding resulting from exercise of this Warrant on two or more occasions, shall not exceed 1,666,667 shares of Common Stock (subject to adjustment as set forth herein).

5.
Exchange, Transfer or Assignment of Warrant.  This Warrant is exchangeable, without expense, at the option of the Registered Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Registered Holder or Registered Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the assignment form annexed hereto as Exhibit B duly executed and funds sufficient to pay any transfer or other tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Registered Holder hereof.

6.	Contingent Transactions; Capital Adjustments. This Warrant is subject to the following further provisions:

(a)
Subsequent Issuance of Common Stock.  If, during the period beginning on the date of issuance of this Warrant and terminating on the date that is six (6) months following the date of issuance of this Warrant, the Company shall sell, or definitively contract to sell, shares of the Company’s Common Stock, or securities exercisable for or convertible into (and actually exercised or converted during such period) shares of Common Stock (excluding any Excluded Shares (as defined below)) (the ”Additional Shares”), to a third party purchaser at a price less than $3.00 per share of Common Stock (as adjusted for stock splits, stock dividends, recapitalizations, and similar transactions), the Company shall either, at its option, (a) repurchase this Warrant at an aggregate purchase price equal to $0.05; provided, however, in such case the Registered Holder shall have the right, under the terms and subject to the conditions set forth in the Subscription Agreement between the Initial Holder and the Company, to cause the Company to also repurchase all shares of Common Stock and warrants (including this Warrant) to purchase Common Stock issued to the Initial Holder on the date of issuance of this Warrant at a price and under the terms set forth in the Subscription Agreement between the Initial Holder and the Company, dated as of the date hereof; or (b) reduce the Purchase Price for the Warrant Shares such that the Purchase Price shall be equal to an amount (calculated to the nearest cent) determined by multiplying the initial Purchase Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at $3.00 per share (as adjusted for stock splits, stock dividends, recapitalizations, and similar transactions), and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such Additional Shares of Common Stock so issued.  Upon the Company’s election to adjust the Purchase Price pursuant to subsection (b) of this Section 6(a), the Company shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to the Registered Holder a certificate (the “Adjustment Certificate”) setting forth such adjustment and showing in detail the method of calculation upon which such adjustment is based.  Promptly following receipt of the Adjustment Certificate, the Registered Holder shall surrender this Warrant to the Company, and promptly upon receipt the Company shall prepare and issue to the Registered Holder a replacement Warrant calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal to the number of such shares of Common Stock called for on the face of this Warrant, minus the number of such shares purchased by the Registered Holder upon exercise as provided in Section 1(a) above, plus the number of new shares of Common Stock set forth in the Adjustment Certificate.  As used in this Section 6(a), the term “Excluded Shares” means shares of Common Stock, or derivatives exercisable for or convertible into shares of Common Stock issued:

(i)	upon conversion of shares of the Company’s preferred stock;

(ii)
to employees, consultants, or directors pursuant to stock option, stock grant, stock purchase, or similar plans or arrangements approved by the board of directors, including without limitation upon the exercise of options thereunder;

(iii)	to equipment lessors, banks, financial institutions, or similar entities in transactions approved by the board of directors, the principal purpose of which is other than the raising of equity;

(iv)	as a dividend or other distribution in connection with which an adjustment to the Purchase Price is made pursuant to this Section 6;

(v)	in connection with an initial public offering registered pursuant to Section 5 of the Securities Act;

(vi)	in a merger or acquisition that is approved by the board of directors;

(vii)
pursuant to any transactions approved by the board of directors primarily for the purpose of (A) joint ventures, technology licensing, or research and development activities, (B) distribution or manufacture of the Company’s products or services, or (C) any other transactions involving corporate partners, in each case the principal purpose of which is other than the raising of equity; and

(viii)
upon exercise of any warrants to purchase shares of Common Stock or preferred stock, or upon conversion of notes convertible for shares of Common Stock or preferred stock, that are outstanding as of the date hereof.

(b)
Recapitalization, Reclassification, and Succession.  If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company’s assets or of any successor corporation’s assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term “successor corporation”) shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale, or transfer, lawful and adequate provision shall be made whereby the Registered Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities, or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale, or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

(c)
Stock Splits and Dividends.  If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, then the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined into a smaller number of shares, then the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

(d)
Purchase Price Adjustment.  Whenever the number of shares of Warrant Stock purchasable upon exercise of this Warrant is adjusted, as herein provided, the Purchase Price payable upon the exercise of this Warrant shall be adjusted to that price determined by multiplying the Purchase Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately thereafter.

(e)
Certain Shares Excluded.  The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 6 shall exclude any shares then directly or indirectly held in the treasury of the Company.

(f)
Deferral and Cumulation of De Minimis Adjustments.  The Company shall not be required to make any adjustment pursuant to this Section 6 if the amount of such adjustment would be less than one percent (1%) of the Purchase Price in effect immediately before the event that would otherwise have given rise to such adjustment.  In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Purchase Price in effect immediately before the event giving rise to such next subsequent adjustment.  All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares of Common Stock or fractional portions of any securities upon the exercise of the Warrants.

(g)
Duration of Adjustment.  Following each computation or readjustment as provided in this Section 6, the new adjusted Purchase Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

7.
Redemption Right.  This Warrant may be redeemed at the option of the Company on a date fixed by the Company for redemption (the “Redemption Date”), which Redemption Date shall not be less than twenty (20) days after the mailing of the notice of redemption referred to below, at an aggregate redemption price of $0.05, provided the closing bid price of the Common Stock on the primary exchange on which the Common Stock shall then be trading shall exceed $12.00 (subject to adjustment for stock splits, stock dividends, recapitalizations, and similar transactions) for a period of twenty (20) consecutive trading days ending no more than twenty (20) days prior to the date of the notice of redemption.  Notwithstanding the foregoing, the Company’s right to redeem this Warrant shall be ineffective if at any time during the period between the time the Company provides notice of redemption and prior to the Redemption Date, a registration statement registering the Warrant Shares pursuant to the Securities Act ceases to remain effective or is not then available for use by the Registered Holders.

If the conditions set forth in this Section 7 are met, and the Company elects to exercise its right to redeem this Warrant, it shall mail a notice of redemption to the Registered Holder of this Warrant, via facsimile, nationally recognized courier, or first class mail, postage prepaid, not later than the twentieth (20th) day before the Redemption Date, at such last address as shall appear on the records maintained by the Company.

The notice of redemption shall specify (i) the redemption price, (ii) the Redemption Date, and (iii) that the right to exercise this Warrant shall terminate at 5:00 P.M. (Eastern Standard Time) on the business day immediately preceding the Redemption Date.  No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Registered Holder (A) to whom notice was not mailed or (B) whose notice was defective.  An affidavit of the Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Any right to exercise this Warrant shall terminate at 5:00 P.M. (Eastern Standard Time) on the business day immediately preceding the Redemption Date.  On and after the Redemption Date, the Registered Holder of this Warrant shall have no further rights except to receive, upon surrender of this Warrant, the redemption price.

8.	Notice to Holders. In case:

(a)
the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(b)
of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

(c)	of any voluntary dissolution, liquidation, or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, or winding-up.  Such notice shall be mailed at least twenty (20) calendar days prior to the record date therein specified, or if no record date shall have been specified therein, at least twenty (20) days prior to such specified date.

9.
Legend.  The Company may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares issued upon exercise of this Warrant:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISTRIBUTED DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME PRIOR TO ONE (1) YEAR AFTER THE ISSUANCE OF THIS CERTIFICATE, EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, OR (ii) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SALES, TRANSFERS OR DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT."

10.
Loss, Theft, Destruction or Mutilation.  Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Registered Holder, a new Warrant of like tenor dated the date hereof.

11.	Warrant Holder Not a Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12.
Notices.  Any notice required or contemplated by this Warrant shall be in writing and shall be deemed to have been duly given if delivered to the addressee in person, deposited with a reputable overnight courier or transmitted by registered or certified mail, return receipt requested, to the Company at Suite 500 – 666 Burrard Street, Vancouver, British Columbia, Canada V6C 3P6, Attention:  Chief Financial Officer, or to the Registered Holder at the name and address set forth in the Warrant Register maintained by the Company, or to such other addresses as any of them, by notice to the others, may designate from time to time.

13.
Choice of Law.  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Nevada, without giving effect to its conflicts of law principles.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by a duly authorized officer, as of this 18th day of July, 2008.

K's Media

By:	Xin Wei
Name: Xin Wei
Title: Director and CFO

EXHIBIT A

ELECTION TO PURCHASE

K's Media
10/F Building A, G.T. International Tower,
ChaoYang District, Beijing, China
Attention:  Xin Wei (Chief Financial Officer)

The undersigned hereby (1) irrevocably elects to exercise his or its rights to purchase ___________ shares of Common Stock covered by Warrant Number 2008-___, (2) makes payment in full of the Purchase Price by enclosure of cash, a certified check, or bank draft in the amount of $____________.__, (3) requests that certificates for such shares of Common Stock be issued in the name of:

Please print name, address and Social Security or Tax Identification Number:

________________________________________________

________________________________________________

________________________________________________

________________________________________________

and (4) if said number of shares of Common Stock shall not be all the shares evidenced by the within Warrants, requests that a new warrant certificate for the balance of the shares covered by the within Warrants be registered in the name of, and delivered to:

Please print name and address:

________________________________________________

________________________________________________

________________________________________________

In lieu of receipt of a fractional share of Common Stock, the undersigned acknowledges that the recipient of the Common Stock will receive a number of shares of Common Stock rounded to the nearest whole number of shares.

The undersigned hereby represents and acknowledges to the Company that:

(a)
The shares of Common Stock will be “restricted securities” as such term is used in the rules and regulations under the Securities Act of 1933, as amended (the “Securities Act”) and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions from registration;

(b)
The undersigned has no intention of selling or otherwise transferring the shares of Common Stock to be received upon exercise of the Warrant in a public distribution in violation of the federal securities laws or any applicable state securities laws;

(c)
The undersigned is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock;

(d)
The undersigned is receiving the Common Stock for his, her, or its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act;

(e)
The undersigned is not relying on the Company, or any finder or selling agent, with respect to economic considerations involved in this investment, and the undersigned is capable of evaluating the merits and risks of an investment in the Common Stock;

(f)
The undersigned understands and acknowledges that the undersigned’s purchase of the Common Stock is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment in the Common Stock, and the undersigned is able to bear the loss of the undersigned’s entire investment in the Common Stock; and

(g)
The undersigned understands and acknowledges that the Common Stock must be held indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available, and that the Company is under no obligation to register any transfer of the Common Stock.

Dated:  _____________________
WARRANT HOLDER

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,

hereby sells, assigns, and transfers unto

Name:

(Please typewrite or print in block letters)

Social Security or Taxpayer Identification Number :

all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, and does hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Number of Shares: __________________

DATED: __________________

Signature

Signature, if jointly held

Witness: